UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  January 9, 2007


                           INTEGRAL TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


          Nevada                       0-28353              98-0163519
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    (State or other jurisdiction     (Commission          (IRS Employer
          of incorporation)          File Number)      Identification No.)


       805 W. Orchard Dr., Suite 7, Bellingham, WA   98225
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        (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (360) 752-1982
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 9, 2007, Integral Technologies, Inc. ("Integral") announced that it had entered into a Patent License Agreement with Esprit Solutions Limited ("Esprit"), pursuant to which Integral granted to Esprit the rights to use Integral's proprietary ElectriPlast technology for the manufacture and sale of products to Esprit's customer base in the Aero/Defense Interconnection and Protective Components Industry. The effective date of the agreement was December 18, 2006.

Esprit, based in the United Kingdom, specializes in high performance protective systems within the Aerospace and Defense markets.

As outlined in the agreement, Esprit was granted a non-exclusive, non-sublicensable, non-assignable, worldwide license. The agreement will terminate upon the expiration of the last patent licensed under the agreement. Esprit may terminate the agreement upon 30 days notice at any time. Either party may terminate the agreement for cause, subject to a 30 day cure period. Integral may terminate the agreement in the event Esprit institutes any legal action claiming that Integral's patents are invalid or unenforceable, or alleging that Integral infringes on any Esprit patent.

Esprit paid a nominal up-front fee of $1.00 to Integral. Any revenue to be generated by Integral under the agreement will be from raw materials fees. The parties agreed to use good faith efforts to reach agreement on commercially reasonable terms for the pricing and delivery of raw materials.

The foregoing description does not constitute a complete summary of the terms of the Patent License Agreement and reference is made to the complete text of the Patent License Agreement, a copy of which is attached as an exhibit to this report and is incorporated by reference herein.

ITEM  7.01.  REGULATION  FD.

On January 9, 2007, Integral issued a press release to announce the agreement with Esprit, which is described above under Item 1.01. A copy of the press release is attached as an exhibit hereto.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

Exhibit    Description
-------    -----------

10.25 Patent License Agreement between the Company and Esprit Solutions Limited, dated December 18, 2006. (Filed herewith.)

99.08      Press release dated January 9, 2007. (Filed  herewith.)


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INTEGRAL  TECHNOLOGIES,  INC.


                                          By: /s/ William A. Ince
                                              -----------------------------
                                              William A. Ince, President

Date: January 18, 2007


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
                                  EXHIBIT INDEX
                                  -------------


Exhibit    Description
-------    -----------

10.25 Patent License Agreement between the Company and Esprit Solutions Limited, dated December 18, 2006. (Filed herewith.)

99.08      Press release dated January 9, 2007. (Filed  herewith.)